SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                  of 1934
                            (Amendment No.    )

Filed by the Registrant[ ]

Filed by a Party other than the Registrant[X]


Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         PRECISION STANDARD, INC.
             (Name of Registrant as Specified in Its Charter)



 (Name of Person(s) Filing Proxy Statement if other than the Registrant):
                            Gorsuch Kirgis LLP

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
     11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:


                         PRECISION STANDARD, INC.
                       1225 17th Street, Suite 1800
                          Denver, Colorado 80202
                              (303) 292-6565

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD APRIL 15, 1998

TO THE SHAREHOLDERS OF PRECISION STANDARD, INC.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Precision Standard, Inc., a Colorado corporation (the "Company"), will be held at the Westin Hotel Tabor Center, 1672 Lawrence, Denver, Colorado 80202, on Wednesday, April 15, 1998, at 10:00 a.m. Mountain Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters:

     1. To approve a 4-for-1 reverse stock split of the Company's Common Stock; and

     2. The transaction of such other business as properly may come before the Meeting or any adjournment thereof.


     A Proxy Statement explaining the matters to be acted upon at the Meeting is enclosed. Please read it carefully.

     Only holders of record of the $.0001 par value common stock of the Company at the close of business on Friday, March 13, 1998, will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof. The Proxies are being solicited by the Board of Directors of the Company.

     All Shareholders, whether or not they expect to attend the Special Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a Proxy will not affect your right to vote in person if you attend the Meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS

Denver, Colorado                       MATTHEW L. GOLD
March 16, 1998                            PRESIDENT


                         PRECISION STANDARD, INC.
                       1225 17th Street, Suite 1800
                          Denver, Colorado 80202
                              (303) 292-6565
                         ------------------------

                              PROXY STATEMENT
                         ------------------------

                      SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD APRIL 15, 1998

                            GENERAL INFORMATION

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Precision Standard, Inc., a Colorado corporation (the "Company"), for use at the Company's Special Meeting of Shareholders (the "Meeting") to be held at the Westin Hotel Tabor Center, 1672 Lawrence, Denver, Colorado 80202, on Wednesday, April 15, 1998, at 10:00 a.m., Mountain Daylight Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's Shareholders on or about March 16, 1998.

     Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by (i) giving a later dated written revocation of Proxy to the Company, or (ii) providing a later dated amended Proxy to the Company, or (iii) voting in person at the Meeting. The expense of soliciting Proxies, including the cost of preparing, assembling and mailing this Proxy material to Shareholders, will be borne by the Company. It is anticipated that solicitations of Proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, officers and employees to solicit Proxies personally or by telephone, without additional salary or compensation to them.
Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for the reasonable out-of-pocket expenses incurred by them in that connection.

     All shares represented by valid Proxies will be voted in accordance therewith at the Meeting.

                   SHARES OUTSTANDING AND VOTING RIGHTS



     All voting rights are vested exclusively in the holders of the Company's $.0001 par value common stock ("Common Stock"), with each share entitled to one vote. Only Shareholders of record at the close of business on Friday, March 13, 1998, are entitled to notice of and to vote at the Meeting or any adjournment thereof. On March 13, 1998, the Company had 12,717,870 shares of Common Stock outstanding, each share of which is entitled to one vote on all matters to be voted upon at the Meeting.


     A majority of the Company's outstanding Common Stock represented in person or by Proxy and entitled to vote will constitute a quorum at the Meeting.

                       SECURITY OWNERSHIP OF CERTAIN
                     BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number and percentage of shares of the Company's Common Stock owned beneficially, as of March 6, 1998, by any person who is known to the Company to be the beneficial owner of 5% or more of such Common Stock, and, in addition, by each Director of the Company, by certain named Executive Officers, and by all Directors and Executive Officers of the Company as a group. Information as to beneficial ownership is based upon statements furnished to the Company by such persons. For purposes of this disclosure, the amount of the Company's Common Stock beneficially owned is the aggregate number of shares of the Common Stock outstanding on such date plus an amount equal to the aggregate amount of Common Stock which could be issued upon the exercise of stock options or warrants within 60 days of such date.



                               Amount and Nature
                                of Beneficial
Name of Beneficial Owner          Ownership        Percent of Class

Matthew L. Gold                8,736,630 shares         57.1%
1225 17th Street, Suite 1800     directly and
Denver, Colorado 80202          indirectly(1)

Donald C. Hannah                73,125 shares             *
6400 East Cactus Wren Road       directly(2)
Paradise Valley, Arizona 85253

Admiral George E. R. Kinnear II 121,425 shares            *
20 Roaring Rock Road             directly(3)
York, Maine 03909

J. Ben Shapiro, Jr.             34,000 shares             *
One Midtown Plaza, #1200         directly(4)
1360 Peachtree Street
Atlanta, Georgia 30309

General Thomas C. Richards      26,375 shares             *
29688 Softwind Circle            directly(5)
Fair Oaks Ranch, Texas 78015

Bank of America National     3,750,637.375 shares       22.9%
 Trust and Savings Association   directly(6)
315 Montgomery Street, 13th Floor
San Francisco, California 94104

All Directors and Executive    8,991,555 shares         58.1%
Officers as a Group              directly and
(5 Persons)                     indirectly(7)


------------------



(1) Includes 1,000,000 shares held by Arapaho Capital Management, Inc., a corporation controlled by Mr. Gold. Includes options to purchase 520,000 shares.


(2)  Consists of options to purchase 73,125 shares.

(3)  Includes options to purchase 53,125 shares.

(4)  Includes options to purchase 33,000 shares.

(5)  Consists of options to purchase 26,375 shares.

(6) In March 1996, the Company renegotiated its Senior Subordinated Loan which it had obtained from Bank of America in 1988 pursuant to which the Company had granted to the Bank a warrant to purchase 4,215,753 shares of the Company's Common Stock. The warrant is now the subject of a repurchase agreement over a period of six quarters ending October 31, 1998. The Company has the right to repurchase the warrant with cash or by the issuance of Common Stock with a value equal to the difference between the approximate $0.24 warrant exercise price and the fair market value of the Common Stock on specified dates. To date the Company has issued 2,169,730 shares of Common Stock for the redemption of 2,634,845.625 warrants pursuant to the repurchase agreement. The Company will redeem the remaining 1,580,907.375 warrants during the next three quarters as specified in the agreement.


(7)  Includes options to purchase 705,625 shares.

*Less than one percent.

CHANGE IN CONTROL

     As far as is known to the Board of Directors or the management of the Company, there are no arrangements, including any pledge by any person of securities of the Company, the operation of which might, at a subsequent date, result in a change in control of the Company.



 * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *



                           PROPOSAL TO APPROVE A
                            REVERSE STOCK SPLIT


     On January 27, 1998, the Board of Directors approved a 4-for-1 reverse stock split of the Company's Common Stock. Assuming that a reverse stock split would cause the trading price of the Company's Common Stock to increase in the same proportion as the amount of the split, a reverse stock split would result in an increase in the quoted bid price of the Common Stock to approximately $2.40 or more (based on the average of the closing prices for the three month period ended March 10, 1998) and thereby keep the Common Stock eligible to be quoted on The Nasdaq Stock Market ("Nasdaq"). By a letter dated November 20, 1997, the Company was notified by Nasdaq of its concern regarding the continued listing of the Company on The Nasdaq National Market ("National Market") pursuant to the National Market's corporate governance rules because of the Company's failure, among other things, to maintain a minimum bid price of $1.00 per share for the ten consecutive trading dates prior to the notice. After a hearing on January 29, 1998, before a Nasdaq Listing Qualifications Panel (the "Panel"), the Company was informed by the Panel that the Company would be moved to The Nasdaq SmallCap Market and that it must effect a reverse stock split sufficient to meet or exceed the $1.00 minimum bid
price requirement on or before April 15, 1998.   Therefore, on January 30,
1998, the Board of Directors declared April 15, 1998 as the effective date for the 4-for-1 reverse stock split and called for a special meeting of the Company's Shareholders to approve the reverse stock split.


     The Board of Directors is recommending that the Company's Shareholders now approve a 4-for-1 reverse stock split of the Company's Common Stock. The Board believes that retaining the Company's listing on Nasdaq is important to the short-term liquidity of its Shareholders' Common Stock and may affect the Company's long term business prospects and Shareholder value.

     As a result of the 4-for-1 reverse stock split, each four issued shares of the Company's Common Stock held on the record date will automatically be converted into one share of Common Stock. No fractional shares will be issued and no cash will be paid for fractional shares. Instead, each fractional share would be rounded up to a whole share.

          EFFECT OF PRINCIPAL SHAREHOLDERS' AND MANAGEMENT'S VOTE


     As of the record date, the beneficial owners of five percent or more of the Company's Common Stock, together with the Company's Executive Officers and Directors, have voting control over 10,455,660 shares of record (not including options or warrants exercisable within 60 days of the record date), or 70.8%, of the outstanding Common Stock. Accordingly, these principal shareholders and management could exercise voting control of the approval of the reverse stock split as described above. Matthew L. Gold, the Company's President and Chairman of the Board, holds 8,216,630 shares of record (not including options exercisable within 60 days of the record date), or 55.6%, of the outstanding Common Stock, which he has indicated he will vote in favor of the proposal. The Company also believes that Bank of America National Trust and Savings Association will vote its 2,169,730 shares of record (not including warrants exercisable within 60 days of the record date), or 14.7% of the outstanding Common Stock, in favor of the proposal.


              THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                         THE REVERSE STOCK SPLIT.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * ** * * * * * * *

                              OTHER BUSINESS


     As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid Proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.


     Under Colorado law, the number of shares represented in person or by proxy at the Meeting and entitled to vote cast in favor of the reverse stock split must exceed the votes opposing it for the reverse stock split to be approved. Abstentions and broker non-votes will be counted for purposes of establishing a quorum only. Only those votes cast for the reverse stock split will be counted as votes in favor or affirmative votes.


               DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
               FOR THE ANNUAL MEETING TO BE HELD IN MAY 1998

     Any proposal from a Shareholder intended to be presented at the Company's Annual Meeting of Shareholders presently expected to be held in May 1998, must have been received at the offices of the Company, 1225 17th Street, Suite 1800, Denver, Colorado 80202 no later than December 15, 1997, in order to be included in the Company's proxy statement and proxy relating to that meeting. No shareholder proposals have been received by the Company nor will any such proposals be presented at the Annual Meeting.

                                                           MATTHEW L. GOLD
                                                                 PRESIDENT
Denver, Colorado
March 16, 1998

                                ATTACHMENT

                                PROXY CARD

                         PRECISION STANDARD, INC.

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Matthew L. Gold and Kathleen Page, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of common stock of Precision Standard, Inc. held of record by the undersigned on March 13, 1998, at the Special Meeting of Shareholders to be held on April 15, 1998 or any adjournment thereof.



     1.  PROPOSAL TO APPROVE A 4-FOR-1 REVERSE STOCK SPLIT OF THE
COMPANY'S COMMON STOCK.


     [  ] FOR       [  ] AGAINST     [  ] ABSTAIN


     2. To transact such other business as may properly come before the Meeting.



     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO THE
UNDERSIGNED.



     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement furnished herewith.



Dated:-------------, 1998


                           -------------------------------------


                           -------------------------------------
                           Signature(s) of Shareholder(s)

                           Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.


     PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING OR TO SUBMIT A LATER DATED REVOCATION OR AMENDMENT TO THIS PROXY ON THE ISSUE SET FORTH ABOVE.